Exhibit (8)(d)(iv)

                           JUNE 20, 2002 AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT
                                     BETWEEN
              VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK ASSOCIATES
               CORPORATION AND CONSECO VARIABLE INSURANCE COMPANY


For good and valuable consideration, the receipt of which I is hereby acknowledged, the parties agree to amend the February 29, 2000 Fund Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and Conseco Variable Insurance Company as follows:

1. Exhibit A thereto is hereby modified by adding to that schedule the following funds for all Segregated Asset Accounts, except for Separate Account L:

     Levco Equity Value Fund
     Van Eck * Levin Mid Cap Value Fund

2.   All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative effective as of June 20, 2002.


                                            VAN ECK WORLDWIDE INSURANCE TRUST
                                            By:  /s/ Susan C. Lasher
                                                 -------------------------------
                                            Name:  Susan C. Lasher
                                            Title:  Vice President

                                            VAN ECK ASSOCIATES CORPORATION
                                            By:  /s/ Susan C. Lasher
                                                 -------------------------------
                                            Name:  Susan C. Lasher
                                            Title:  Vice President

                                            CONSECO VARIABLE INSURANCE
                                            COMPANY

                                            By: Signature
                                                --------------------------------
                                            Name:
                                            Title: